UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2018

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of Career Education Corporation (the “Company”) approved the 2018 Annual Incentive Award Program (the “2018 AIP”) pursuant to the Career Education Corporation 2016 Incentive Compensation Plan (the “2016 Plan”). The 2018 AIP is similar to the Company’s 2017 annual incentive program, using a company-wide adjusted EBITDA performance component (80% weighting) and an individual goals performance component (20% weighting) for the most senior level participants, including the Company’s executive officers. Achievement of the target level of performance for the adjusted EBITDA performance component results in a payout factor of 100%, with achievement of a threshold EBITDA performance level required for any payments under the 2018 AIP and a payment cap of 200% of a participant’s AIP target value. In addition, the payout opportunity for the individual goals performance component will also vary based on the level of achievement of the adjusted EBITDA performance component to further support the achievement of the Company’s business objectives.

On February 12, 2018, the Committee also approved revised compensation arrangements for certain of the Company’s “named executive officers” (as such term is defined in Item 402(a)(3) of Regulation S-K), including those who are expected to be named executive officers in the Company’s 2018 proxy statement. The base salaries for Andrew Hurst, Senior Vice President – Colorado Technical University, and John Kline, Senior Vice President – American InterContinental University, were increased to $378,000 and $363,000, respectively, effective February 16, 2018. In addition, the annual incentive target value for Ashish Ghia, who has served as Interim Chief Financial Officer of the Company since September 21, 2017, was increased to 75% of base salary during the period he serves in that role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers Senior Vice President, General Counsel and Corporate Secretary

Dated: February 16, 2018

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